EXPLANATORY NOTE

Incorporated herein by reference are the definitive prospectuses of: AIG Japan Fund (class W shares), a series of SunAmerica Equity Funds; SunAmerica Income Funds (class T shares); SunAmerica Senior Floating Rate Fund, Inc. (class W shares); and AIG Focused Dividend Strategy Fund (Class T shares) and AIG Strategic Value Fund (class T and class W shares), each a series of SunAmerica Series, Inc. Each prospectus filed pursuant to Rule 497(c) under the Securities Act of 1933, as amended, on April 7, 2017.

Registrant Name	SEC Accession Number
SunAmerica Equity Funds	0001193125-17-116442
SunAmerica Income Funds	0001193125-17-116433
SunAmerica Senior Floating Rate Fund, Inc.	0001193125-17-116416
SunAmerica Series, Inc.	0001193125-17-116405